UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

ALTC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.0001 per share	ALCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, at the special meeting of AltC Acquisition Corp.’s (“AltC”) stockholders (the “Stockholders”) held on October 5, 2023 (the “Special Meeting”), the Stockholders approved an amendment to AltC’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date by which AltC has to consummate an initial business combination from October 12, 2023 to July 12, 2024 (or such earlier date as determined by AltC’s board of directors).

AltC filed the Charter Amendment with the Secretary of State of the State of Delaware on October 11, 2023. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 which is incorporated herein by reference.

Item 8.01	Other Events.

The information disclosed under Item 5.03 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Redemptions

In connection with the vote to approve the proposal to adopt the Charter Amendment at the Special Meeting, holders of 20,849,479 shares of Class A common stock, par value $0.0001 per share, of AltC (“Class A Shares”) exercised their right to redeem their shares for cash at a redemption price of approximately $10.36 per share, for a total aggregate redemption amount of approximately $215.91 million (the “Extension Redemption”). As a result, approximately $215.91 million will be removed from AltC’s trust account (the “Trust Account”) to redeem such shares.

After giving effect to the Extension Redemption, (i) a total of 30,600,521 Class A Shares will remain outstanding, comprised of (a) 29,150,521 Class A Shares which were sold in AltC’s initial public offering, all of which have redemption rights in connection with a stockholder vote to approve AltC’s initial business combination (the “Business Combination Vote”) and (b) 1,450,000 Class A Shares held by AltC’s sponsor, none of which have redemption rights in connection with the Business Combination Vote, and (ii) approximately $301.88 million will remain in the Trust Account.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to AltC’s Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2023

ALTC ACQUISITION CORP.

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer